UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2014

DFC Global Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As previously disclosed, on April 1, 2014, LSF8 Sterling Parent, LLC ("Parent"), LSF8 Sterling Merger Company, LLC, a wholly-owned subsidiary of Parent ("Merger Sub"), and DFC Global Corp. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, upon the terms and subject to the conditions therein, Merger Sub will merge with and into the Company (the "Merger"), with the Company being the surviving corporation and a wholly-owned subsidiary of Parent.

On April 9, 2014, the Company was informed that a purported class action lawsuit has been filed by an alleged stockholder of the Company in the Court of Chancery of the State of Delaware. The defendants include the Company, all of its directors, Parent and Merger Sub. The complaint generally alleges that, in connection with the Merger, the Company’s directors breached their fiduciary duties, and that the other defendants knowingly aided and abetted the breaches. The complaint seeks an injunction against the consummation of the Merger or, in the event that the Merger is consummated, a rescission of the Merger or rescissionary damages, and an award of plaintiff fees and expenses. The Company believes that the complaint is without merit.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed Merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING A VOTING DECISION, THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The Company’s stockholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Company’s stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Investors section of the Company’s corporate website, www.dfcglobalcorp.com, or directing a request to its Investor Relations department at (484) 320-5800 or investor@dfcglobalcorp.com.
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 annual meeting of stockholders, which was filed with the SEC on October 7, 2013, and the Company’s Annual Report on Form 10-K for 2013 filed with the SEC on August 29, 2013. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

April 14, 2014	By:	/s/ William M. Athas

Name: William M. Athas
Title: Senior Vice President of Finance and Corporate Controller